Exhibit 10(b)

Certification

Pursuant to 18 U.S.C.§1350, the undersigned officer of Océ N.V.( the “Company”), hereby certifies, to the best of his knowledge, that the Company’s Form 20-F for the fiscal year ended November 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: March 18, 2003

/s/ R.L. van Iperen
	Name:	R.L. van Iperen
	Title:	Chairman of the Board of Executive Directors (Principal Executive Officer)

This certification is being furnished solely pursuant to 18 U.S.C §1350 and is not being filed as part of the Report or as a separate disclosure document. A signed original of this written statement required by section 906 has been provided to Océ N.V. and will be retained by Océ N.V. and furnished to the Securities and Exchange Commission or its Staff upon request.

Certification

Pursuant to 18 U.S.C.§1350, the undersigned officer of Océ N.V.( the “Company”), hereby certifies, to the best of his knowledge, that the Company’s Form 20-F for the fiscal year ended November 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: March 18, 2003

/s/ J. van den Belt
	Name:	J. van den Belt
	Title:	Chief Financial Officer and member of the Board of Executive Directors (Principal Financial Officer)

This certification is being furnished solely pursuant to 18 U.S.C §1350 and is not being filed as part of the Report or as a separate disclosure document. A signed original of this written statement required by section 906 has been provided to Océ N.V. and will be retained by Océ N.V. and furnished to the Securities and Exchange Commission or its Staff upon request.